UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): June 23, 2008

                    Hydrogen Hybrid Technologies, Inc.
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               (Name of Small Business Issuer in its Charter)

            Nevada                    333-76242              45-0487463
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 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

      1845 Sandstone Manor Unit #11, Pickering, ON  L1W3X9  Canada
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                (Address of principal executive offices)

                              (905) 697-4880
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                       (Issuer's telephone number)

                                   n/a
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8  - Other Events

Hydrogen Hybrid Technologies, Inc. ("the Registrant" or "the Company") on March 30, 2007, originally issued 82,000,000 unregistered common shares, par value $0.001 to Mr. Frank Carino, in connection with the acquisition of Hydrogen Hybrid Technologies, Inc., a privately owned a Canadian corporation, based on his pro-rata ownership. In the best interests of the Company and its shareholders, Mr. Carino has agreed to cancel 40,000,000 of his common shares. These 40,000,000 shares represent thirty-one (31) percent of the issued and outstanding shares of the Company. Mr. Carino does not have any disagreements with the Company on any matter relating to its operations, policies or practices.

Following the cancellation of these shares, Mr. Carino will remain the largest shareholder in the Company, owning 42,000,000 shares or forty-seven
(47) percent of the issued and outstanding common shares. Prior to the date of cancellation of these shares, Mr. Carino and the Company reached a mutually agreeable understanding that as consideration for this cancellation, Mr. Carino will help the Registrant find capital funding, whereby Mr. Carino will personally receive ten (10) percent of any monies raised through his efforts. Mr. Carino believes he can raise one million dollars for the Company within the next 30-days. If he is successful in raising these funds for the Company he will receive one hundred thousand dollars. If he can raise additional funds for the Company he will receive ten percent of the monies raised with a limit of one million dollars in finder's fees.

On June 23, 2008, Mr. Frank Carino returned to the Treasury and the Company cancelled 40,000,000 shares of it common stock, $0.001 par value per share, that had been outstanding in the name of Mr. Frank Carino. Such certificate representing 40,000,000 common shares has been returned and cancelled by the Registrant's transfer agent on June 23, 2008. Following the cancellation of these shares, the Company will have 89,071,362 common shares issued and outstanding.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the common shares issued to the accredited investors in connection with the above referenced raising of capital. Nor shall there be any sale of the aforementioned securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. None of the foregoing securities have been registered under the Securities Act of 1933, and the foregoing may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              Hydrogen Hybrid Technologies, Inc.
                              ----------------------------------
                                        Registrant


                                By: /s/ Ira Lyons
                                --------------------------------
                                 Name:  Ira Lyons
                                 Title: President/Director

Dated:  June 23, 2008
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